CONSENT OF INDEPENDENT AUDITOR


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 Number 33-71442 of Minnesota Brewing Company and the Prospectus relating thereto of our report dated February 14, 1997 which is included in this Annual Report on Form 10-K



                                                         McGLADREY & PULLEN, LLP


Saint Paul, Minnesota
March 27, 1996